Exhibit 99.1




                           FORM OF SUPPORT AGREEMENT



                                 April 4, 2005



BGC Partners, L.P.
111 East 58th Street
New York, New York 10022
Attention:  Stephen M. Merkel

Ladies and Gentlemen:


                  The undersigned understands that BGC Partners, L.P., a Delaware limited partnership ("Parent"), Magnet Acquisition Corp., a Delaware corporation ("Merger Sub") and Maxcor Financial Group Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger, dated as of April 4, 2005 (as it may be from time to time amended, the "Merger Agreement"), providing for, among other things, a merger of Merger Sub with and into the Company (the "Merger"), in which all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the "Company Common Stock") (together with the associated Company Rights and other than shares of Company Common Stock held in treasury or as to which dissenters' rights shall have been perfected) will be cancelled and converted into the right to receive $14.00 per share in cash, without interest. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

                  The undersigned is the owner of that number of shares of Company Common Stock, and of such number of shares of Company Common Stock issuable upon exercise of outstanding options or warrants, set forth on
Schedule I to this letter agreement and, in his capacity as such, is entering into this letter agreement in consideration of, and as a condition to, Parent's and Merger Sub's willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

                  The undersigned confirms his agreement with Parent, and Parent confirms its agreement with the undersigned, as follows:

                  1. The undersigned represents and warrants that Schedule I to this letter agreement sets forth the number of shares of Company Common Stock (together with any shares of Company Common Stock acquired by the undersigned after the date of this letter agreement, whether by exercise of the Options (as defined below) or otherwise, the "Shares") and the number of shares of Company Common Stock that are issuable upon exercise of outstanding warrants or options, whether or not exercisable (the "Options"), of which the undersigned is the record or beneficial owner as of the date hereof. The undersigned represents and warrants that, as of the date of this letter agreement, the undersigned owns the Shares and Options set forth on Schedule I to this letter agreement, free and clear of all Liens and all voting agreements and commitments of every kind. The undersigned further represents and warrants that he has the power to vote all Shares set forth on Schedule I to this letter agreement without restriction and that no proxies heretofore given in respect of any or all of such Shares are irrevocable and that any such proxies have heretofore been revoked.

                  2. The undersigned agrees that he will not, directly or indirectly, sell, transfer, assign, pledge, encumber or otherwise dispose of any of the Shares, or any interest therein, or any other securities convertible into or exchangeable for Company Common Stock (including the Options), or any voting rights with respect thereto or enter into any contract, option or other arrangement or understanding with respect thereto (including any voting trust or agreement and the granting of any proxy), other than: (a) pursuant to the Merger or (b) with the prior written consent of Parent. The undersigned hereby agrees to authorize and request the Company to notify its transfer agent that the transfer agent should enter a stop transfer order with respect to all of the Shares and that this letter agreement places limits on the voting of the Shares. If so requested by Parent, the undersigned agrees that the certificates representing Shares shall bear a legend stating that they are subject to this letter agreement and to the irrevocable proxy granted in paragraph 4 of this letter agreement.

                  3. At every meeting of the stockholders of the Company called, and at every postponement or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, the undersigned irrevocably agrees to vote the Shares or to cause the Shares to be voted: (a) in favor of adoption of the Merger Agreement and (b) against (i) any proposal made in opposition to adoption of the Merger Agreement or in competition with the Merger or any other transaction contemplated by the Merger Agreement, (ii) any Company Takeover Proposal, (iii) any change in the management or board of directors of the Company (other than in connection with the transactions contemplated by the Merger Agreement) and (iv) any action or agreement that would result in a breach in any material respect of any representation, warrant, covenant or agreement or any other obligation of the Company under the Merger Agreement or of the undersigned under this letter agreement. The obligations of the undersigned specified in this paragraph 3 shall apply whether or not (A) the Company's Board of Directors (or any committee thereof) shall (I) effect a Change in the Company Recommendation or
(II) recommend any Company Takeover Proposal or (B) the Company, Parent or Merger Sub breaches any of its representations, warranties, agreements or covenants set forth in the Merger Agreement.

                  4. In furtherance of the agreements contained in paragraph 3 of this letter agreement and as security for such agreements, the undersigned hereby irrevocably appoints _________________________ and _________________________ (the "Grantees"), and each of them individually, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, for and in the name, place and stead of the undersigned, with full power of substitution and resubstitution, to vote, grant a consent or approval in respect of, or execute and deliver a proxy to vote, the Shares (a) in favor of the adoption of the Merger Agreement, (b) against any Company Takeover Proposal or any other matter referred to in paragraph 3(b) of this letter agreement and (c) in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meeting of the stockholders of the Company held in connection with any of the foregoing. The undersigned hereby affirms that the irrevocable proxy set forth in this paragraph 4 is given in connection with, and in consideration of, the execution of the Merger Agreement by Parent and Merger Sub, and that such irrevocable proxy is given to secure the performance of the duties of the undersigned under this letter agreement. The undersigned hereby further affirms that the irrevocable proxy granted in this paragraph 4 is coupled with an interest and may under no circumstances be revoked. The undersigned hereby ratifies and confirms all that the Grantees may lawfully do or cause to be done by virtue hereof. The irrevocable proxy contained herein is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law.

                  5. The undersigned agrees to use reasonable efforts to cooperate fully with you in order to consummate the transactions contemplated by the Merger Agreement. The undersigned agrees that he will not directly or indirectly, initiate, solicit, encourage or facilitate any inquiries or the making of any proposal or offer with respect to any Company Takeover Proposal or engage in discussions with any third party that could reasonably be expected to lead to a Company Takeover Proposal, except to the extent that the Company is permitted to do any of the foregoing under the Merger Agreement and in such event only in his capacity as an officer or director of the Company. The parties acknowledge and agree that nothing contained in this letter agreement shall restrict, limit or prohibit the undersigned from exercising (in his capacity as an officer or director of the Company or any of its subsidiaries) his fiduciary duties as such an officer or director.

                  6. The undersigned represents and warrants (a) that he has all necessary power and authority to enter into this letter agreement; and (b) that, assuming the due authorization, execution and delivery of this letter agreement by Parent, this letter agreement is his legal, valid and binding agreement and is enforceable against him in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the general principles of equity.

                  7. This letter agreement and all obligations of the parties hereunder shall automatically terminate after the earliest of (a) termination of the Merger Agreement in accordance with its terms, (b) the day following the Effective Time (provided that any termination pursuant to this clause (b) shall not terminate paragraph 5 of this letter agreement), and (c) the effectiveness of any amendment, modification or supplement to, or waiver under, the Merger Agreement which amendment, modification, supplement or waiver would reduce the amount of the Merger Consideration payable in the Merger, unless consented to in writing by the undersigned. Upon termination of this letter agreement, the irrevocable proxy contemplated by paragraph 4 of this letter agreement shall terminate and be of no further force and effect, the stop transfer order contemplated by paragraph 2 of this letter agreement shall be revoked and the legend contemplated by paragraph 2 of this letter agreement shall be removed from any certificates representing Shares.

                  8. This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                  9. Each party to this letter agreement recognize and acknowledge that a breach by it of any covenants or agreements contained in this letter agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each party agrees that in the event of any such breach, the aggrieved party shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  10. The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.

                  11. The undersigned agrees that this letter agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including the undersigned's heirs, guardians, administrators or successors.

                  12. Parent acknowledges and agrees that nothing in this letter agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares or Options. All rights, ownership and economic benefits of and relating to the Shares and the Options shall remain vested in and belong to the undersigned, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the undersigned in the voting of any of the Shares, except as otherwise expressly provided herein.

                  Please confirm that the foregoing correctly states the understanding between the undersigned and you by signing and returning to us a counterpart hereof.

                                       Very truly yours,

                                       [STOCKHOLDER]

                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



Confirmed as of the date first above written:


BGC PARTNERS, L.P.


By:
     ---------------------------------------------------------
     Name:
     Title:


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                                  SCHEDULE I


                                   [TO COME]